Security Income Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated September 17, 2012

to the Statements of Additional Information

Dated May 1, 2012

This supplement provides new and additional information beyond that contained in the currently effective Statements of Additional Information (the “SAIs”) for U.S. Intermediate Bond Fund, High Yield Fund and Municipal Income Fund (each, a “Fund” and together, the “Funds”):

Effective immediately, clarifying language is added to the Funds’ SAIs in order to indicate that shareholders of the Funds, who are customers of financial intermediaries that have contractual arrangements in place for the waiver of Class A front-end sales charges, may purchase Class A shares at net asset value when those shares are offered in self-directed brokerage accounts that may or may not charge a transaction fee to the intermediaries’ customers.

The second paragraph in the section entitled “Purchases at Net Asset Value” is replaced by the following paragraph:

Class A shares of the Funds may be purchased at net asset value when the purchase is made on the recommendation of (1) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (2) a certified financial planner or registered broker/dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed. Class A shares may be purchased at net asset value by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge, including shares offered in self-directed brokerage accounts that may or may not charge a transaction fee to its customers. Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement plans that (1) buy shares of funds in the Family of Funds worth $500,000 or more; (2) have 100 or more eligible employees at the time of purchase; (3) certify it expects to have annual plan purchases of shares of funds in the Family of Funds of $200,000 or more; (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with funds in the Family of Funds relating to such plans; or (5) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

Please Retain This Supplement for Future Reference

GISF-SUP6-0912 x 0213